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                      SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549-1004


                                   FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (date of earliest event reported):  November 27, 2000


                              E-STAMP CORPORATION
            (Exact name of Registrant as specified in its charter)

             Delaware                      0-27417                    76-0518563
(State or other jurisdiction of    [Commission File Number]       (I.R.S. Employer
incorporation or organization)                                 Identification Number)


                              2051 Stierlin Court
                            Mountain View, CA 94043
                   (Address of principal executive offices)

                                (650)  919-7300
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     On November 27, 2000, E-Stamp Corporation issued a press release announcing it would phase out its Internet postage business in order to focus on its web-based shipping and logistics business. The press release is attached as Exhibit
99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
     (c)  Exhibits.

      Exhibit
       Number                             Description
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      99.1           E-Stamp Corporation Press Release issued November 27, 2000

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    E-Stamp Corporation
                                    (Registrant)


Date:  December 6, 2000          By: /s/ Edward Malysz
                                    ----------------------
                                    Edward Malysz
                                    Vice President and General Counsel

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                                 EXHIBIT INDEX
      Exhibit
       Number                         Description
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99.1               E-Stamp Corporation Press Release, issued November 27, 2000


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